SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): January 6, 2005

                       World Wrestling Entertainment, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                      000-27639                   04-2693383
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 (State or other jurisdiction       (Commission              (IRS Employer
  of incorporation)                 File Number)             Identification No.)


                    1241 East Main Street, Stamford, CT          06902
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               (Address of principal executive offices)        (Zip code)

       Registrant's telephone number, including area code: (203) 352-8600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

/  /    Written communications pursuant to Rule 425 under the Securities Act
        (17 CFR 230.425)
/  /    Soliciting  material pursuant to Rule 14a-12 under the Exchange Act
        (17  CFR  240.14a-12)
/  /    Pre-commencement  communications  pursuant  to  Rule 14d-2(b)  under the
        Exchange  Act (17 CFR  240.14d-2(b))
/  /    Pre-commencement communications  pursuant  to  Rule  13e-4(c) under  the
        Exchange  Act  (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
Appointment of Principal Officers.

         On January 6, 2005, World Wrestling Entertainment, Inc. issued the press release furnished as Exhibit 99.1 to this Form 8-K to announce the resignation of Philip Livingston as the Company's Chief Financial Officer and as a member of the Board of Directors effective January 6, 2005. Frank Serpe, Senior Vice President, Finance, will serve as acting CFO while the Company continues its executive search for a new CFO.

Item 9.01.  Financial Statements and Exhibits

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibits

                  99.1     Press Release dated January 6, 2005.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WORLD WRESTLING ENTERTAINMENT, INC.



                                             By:  /s/ Edward L. Kaufman
                                                  ------------------------------
                                                     Edward L. Kaufman
                                                     Executive Vice President
                                                         and General Counsel

Dated:  January 6, 2005